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                                                                    Exhibit 99.1
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                                                                  EXECUTION COPY


                               FIRST AMENDMENT TO
                        FOURTH AMENDMENT AND RESTATEMENT
                               OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of February 5, 2004, is by and among PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Lenders, and the Agent entered into that certain Fourth Amendment and Restatement of Credit Agreement dated as of October 22, 2003 (the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended; and

         WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART 1
                                   DEFINITIONS

         SUBPART 1.1   Certain Definitions.  Unless otherwise defined herein or
the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "First Amendment Effective Date" is defined in the first paragraph of Part 3 hereof.
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         SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

         SUBPART 2.1  Amendments to Section 1.09.  Subsection (j)(ii)(B) of
Section 1.09 of the Existing Credit Agreement is amended in its entirety to read as follows and the following new subsection (k) is added to such Section 1.09 immediately following the revised subsection (j) thereof:

         Section 1.09  Mandatory Prepayments.

                          *****************************

         (j)  Mandatory Prepayment of Tranche D Term Loans.

                          *****************************

                  (ii) On and after such time as all amounts payable in respect of the Initial Term Loans and the Incremental Term Loans shall have been paid in full, the principal of the Tranche D Term Loans shall be subject to mandatory prepayment at a price equal to the Fixed Early Prepayment Amount as follows:

                          *****************************

                           (B) Immediately upon the receipt by any Company of any proceeds consisting of cash or Cash Equivalents from a Disposition (other than an Excluded Disposition), the Borrower shall prepay the Tranche D Term Loans in an aggregate amount equal to (i) 50% of the Net Cash Proceeds of such Disposition received by the Company (if (x) such Disposition is a Disposition of broadcast properties permitted by Section 7.03(f) and (y) the Borrower shall have repaid (or caused to be repaid) at least $50 million in the aggregate of the Initial Term Loans and Incremental Term Loans (other than with proceeds of Dispositions) on or before December 31, 2004 or
                  (ii) in all other cases, 100% of the Net Cash Proceeds of such Disposition received by such Company. Such prepayment shall be applied to the Tranche D Term Loans as set forth in Section 1.09(j)(ii)(F) below (subject to the terms of the Revolver Intercreditor Agreement). In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth


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                  in reasonable detail the calculation of the estimated Net Cash
                  Proceeds from the related Disposition. The Borrower will provide such notice and certificate to the Agent by 11:00 a.m. Eastern time at least two (2) Business Days prior to such prepayment. For the purposes hereof, an "Excluded Disposition" shall mean, with respect to any Company, any Disposition consisting of (a) the sale, lease, license, transfer or other disposition of property or other assets in the ordinary course of such Company's business, (b) the sale, lease, license, transfer or other disposition of machinery and equipment no longer used or useful in the conduct of such Company's business, (c) any sale, lease, license, transfer or other disposition of property or assets by such Company to the Borrower or any wholly owned Subsidiary of the Borrower, provided that the Borrower shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Borrower to be in compliance with the terms of Sections 2.02, 6.08 and 6.12 hereof after giving effect to such transaction, (d) any Casualty Event, (e) any Disposition by such Company constituting a Permitted Investment and (f) if such Company is a Subsidiary that is not a party to the Subsidiary Agreement, any sale, lease, license, transfer or other disposition of property or assets by such Subsidiary to any other Subsidiary that is also not a party to the Subsidiary Agreement.

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                  (k)  All mandatory prepayments pursuant to this Section 1.09 shall be subject to Section 1.14 and shall be accompanied by accrued but unpaid interest on the principal amount prepaid through the date of prepayment.

         SUBPART 2.2  Amendments to Section 2.01.  Subsections (a)(vii) and
(a)(viii) of Section 2.01 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

         Section 2.01  Security for the Obligations; Subordination; Etc.

         (a) Collateral. Except as specified in Schedule 2.01(a) the Borrower's obligations hereunder, under the Notes and in respect of any Rate Hedging Obligations entered into with any Hedging Lenders shall be secured at all times by:

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                  (vii)  a first priority perfected security interest in the
         Borrower Collateral Account, which account shall contain all dividends, distributions, and interest and principal payments paid by the Borrower to the Parent at any time after the Agent has notified the Parent of its election to exercise the Agent's rights under Section 3(b) of the Pledge Agreement, and which security interest shall rank prior to the second-priority security interest in such Borrower Collateral Account


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         in favor of the agent and lenders under the Parent Term Loan Documents and any other Permitted Parent Term Debt; and

                  (viii) a second priority perfected security interest in all other assets of the Parent (other than those assets in which the Agent is required under this Agreement to have a first priority perfected security interest) that are subject from time to time to any security interest in favor of the agent and lenders under the Parent Term Loan Documents and any other Permitted Parent Term Debt, which security interest (I) shall be junior to no liens other than the lien in favor of the agent and lenders under the Permitted Parent Term Debt and (II) shall, upon the release or termination of the lien in favor of such agent and lenders, be terminated and released, except that if the foregoing provision would otherwise cause the release of such security interest to occur during the continuance of a Default, such security interest in favor of the Agent for the benefit of the Lenders shall not terminate or be released and shall remain continuously perfected and become a first priority perfected security interest.

         SUBPART 2.3  Amendments to Section 5.04.  Subsection (b)(iii) of
Section 5.04 of the Existing Credit Agreement is amended in its entirety to read as follows:

         Section 5.04  Restricted Payments.

         Not directly or indirectly declare, order, pay or make any Restricted Payment or set aside any sum or property therefor except as follows:

                          *****************************

         (b)  Subject to the provisions of the Affiliate Subordination
Agreements:

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                  (iii)  The Borrower may (A) pay annual, semi-annual or
         quarterly dividends or distributions to the Parent solely for the purpose of financing regularly scheduled payments of interest (but not prepayments) due and payable in cash within two Business Days of the date of such dividend or distribution under the Permitted Parent High-Yield Debt and the Permitted Parent Term Debt (other than Permitted Parent Additional Term Debt), (B) make payments of accrued interest on Indebtedness referenced in clause (A) at the time such Indebtedness is refinanced or replaced by Replacement Parent High-Yield Debt or Replacement Parent Term Debt, as the case may be, to the extent such accrued interest would otherwise have been payable in cash on a date prior to the maturity of such debt as a regularly scheduled payment of interest pursuant to clause (A); (C) on the Third Amendment Effective Date, make the Initial L/C Capitalization; (D) provided that the Borrower shall have repaid the Initial Term Loans and Incremental Term Loans by at least $50 million on or before December 31, 2004,

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         pay annual, semi-annual or quarterly dividends or distributions to the
         Parent solely for the purpose of financing regularly scheduled payments of interest (but not prepayments) due and payable in cash within two Business Days of the date of such dividend or distribution under the Parent Additional High-Yield Debt and the Permitted Parent Additional Term Debt up to an aggregate outstanding principal amount of $40 million; and (E) make payments of accrued interest on Indebtedness referenced in clause (D) at the time such Indebtedness is refinanced or replaced with other Parent Additional High-Yield Debt or Permitted Parent Additional Term Debt, as the case may be, to the extent such accrued interest would otherwise have been payable in cash on a date prior to the maturity of such debt as a regularly scheduled payment of interest pursuant to clause (D); in each case provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05); and provided further, that the Borrower shall cause the Letter-of-Credit Subsidiary to use all of the proceeds of the Initial L/C Capitalization as cash collateral to secure Indebtedness permitted under Section 7.01(o).

         SUBPART 2.4 Amendments to Section 6.04. Section 6.04 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         Section 6.04  Notice of Proceedings, Defaults, Adverse Change, Etc.

         Promptly (and in any event within five (5) days after the discovery by the Borrower thereof) give written notice to each of the Lenders of (a) any proceedings instituted or threatened against it by or in any federal, state or local court or before any commission or other regulatory body, whether federal, state or local (including without limitation any Specified Authority), which, if adversely determined, could have a Material Adverse Effect; (b) any notices of default received by any Company (together with copies thereof, if requested by any Lender) with respect to (i) any alleged default under or violation of any of its material licenses, permits or franchises, including any FCC License, or under any DBS Agreement or other material agreement to which it is a party, or
(ii) any alleged default with respect to, or redemption or acceleration or other action under, the Parent Term Loan Documents, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes, the Subordinated Debt Documents, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, any Replacement Parent High-Yield Debt, any Replacement Parent Term Debt, any Parent Additional High Yield Debt, any Permitted Parent Additional Term Debt, any material Acquisition Agreement, any Indebtedness of the Letter-of-Credit Subsidiary or any evidence of material Indebtedness of the Parent or any Company or any mortgage, indenture or other agreement relating thereto; (c) (i) any notice of any material violation or administrative or judicial complaint or order filed or to be filed against any Company and/or any real property owned or leased by it alleging any


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violations of any law, ordinance and/or regulation or requiring it to take any action in connection with the release and/or clean-up of any Hazardous Materials, or (ii) any notice from any governmental body or other Person alleging that any Company is or may be liable for costs associated with a release or clean-up of any Hazardous Materials or any damages resulting from such release; (d) any change in the condition, financial or otherwise, of any Company or the Parent which has, or could have, a Material Adverse Effect; (e) the occurrence of any Default; or (f) any transaction with any Affiliate other than (i) transactions solely among the Companies otherwise permitted under this Agreement, (ii) in the case of the Companies only, transactions for the payment of permitted Management Fees and the License Agreements as in effect on the Third Amendment Effective Date and (iii) transactions for Restricted Payments permitted under Section 5.04.

         SUBPART 2.5 New Section 6.16. The following new Section 6.16 is hereby added to the Existing Credit Agreement immediately following existing
Section 6.15 thereof:

         Section 6.16  Application of Proceeds of Replacement Parent Term Debt.

         Immediately upon receipt by the Parent of any proceeds from the issuance of any Permitted Parent Term Debt on or after the First Amendment Effective Date, cause the net cash proceeds thereof to be applied as follows:
(i) first, to refinance all outstanding Indebtedness of the Parent (together with any associated penalties, fees or expenses) under the Parent Term Loan Agreement, (ii) second, to the ratable prepayment of the Initial Term Loans and the Incremental Term Loans in accordance with Section 1.08(b) until the aggregate amount so applied pursuant to this clause (ii) shall equal $50 million (or, if less, the then outstanding principal balance of the Initial Term Loans and the Incremental Term Loans), plus accrued interest on the principal amount prepaid, (iii) third, to the Parent in an aggregate amount for working capital and other general corporate purposes until the aggregate amount so applied pursuant to this clause (iii) shall equal $50 million, (iv) fourth, to the ratable prepayment of the remaining principal balances of the Initial Term Loans and the Incremental Term Loans in accordance with Section 1.08(b), plus accrued interest on the principal amount prepaid, and (v) fifth, to the Parent for working capital and other general corporate purposes; provided, however, that, to the extent that amounts available for application to Initial Term Loans and/or Incremental Term Loans (or accrued interest thereon) pursuant to clause
(ii) or clause (iv) above are not so applied due to the prior repayment or prepayment of the Initial Term Loans and the Incremental Term Loans (and all accrued interest thereon), 50% of amounts available for application under clause
(ii) or clause (iv) above instead shall be applied to prepay the Tranche D Term Loans in accordance with Section 1.08(c) and 50% of such amounts may be retained by the Parent to be used for working capital and other general corporate purposes.

         Prepayments of Initial Term Loans, Incremental Term Loans and/or Tranche D Term Loans required by this Section 6.16 shall constitute voluntary prepayments pursuant to Section 1.08(b) or Section 1.08(c), as applicable.

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         SUBPART 2.6  Amendments to Section 7.03.  Subsection (f) of Section
7.03 of the Existing Credit Agreement is amended in its entirety to read as follows:

         Section 7.03  Disposition of Assets, Mergers, Etc.

         Merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets or properties (hereinafter a "Disposition") (including without limitation the transfer of any assets or properties to the Special Purpose Subsidiary and Dispositions in exchange for similar assets and properties and commonly referred to as "asset swaps"), except the following:

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                  (f)  The Disposition of any broadcast properties listed on
         Schedule 7.03(f) and any other broadcast television properties or assets acquired by the Borrower or its Subsidiaries after the First Amendment Effective Date; provided, however, that (i) the selling Subsidiaries shall have received payment in cash or cash equivalents of at least eighty-five percent (85%) of gross proceeds from any such disposition of assets, (ii) all rights of the Companies under any escrow or similar agreements entered into in connection with like-kind exchanges under Section 1031 of the Code shall have been collaterally assigned to the Agent pursuant to documentation satisfactory to the Agent and (iii) the Borrower shall have complied with the provisions of
         Section 1.09(d) and/or Section 1.09(j)(ii)(B), as applicable.

         SUBPART 2.7 Amendments to Section 7.13. Subsections (g), (h) and (i) of Section 7.13 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

         Section 7.13  Amendment of Certain Agreements, Negative Pledges, Etc.

                          *****************************

                  (g) Without the prior written consent of the Required Lenders, amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of any of the Parent Term Loan Documents, any documents governing any other Permitted Parent Term Debt, or issue any Permitted Parent Additional Term Debt, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of the Permitted Parent Term Debt, in each case, if the effect thereof would be to (i) cause payments of interest in respect of any such Indebtedness to be payable more frequently than quarterly, (ii) cause any scheduled installment of principal (including the final maturity date) in respect of any such Indebtedness to be made


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         earlier than August 1, 2009, (iii) cause the PCC/PSC Weighted Interest
         Rate to exceed 11.7% per annum, (iv) cause there to exist any event of default in respect of any such Indebtedness other than events of default of the type set forth in the Parent Term Loan Documents, as in effect on the First Amendment Effective Date (other than to eliminate or waive any such event of default or to increase any grace period with respect thereto), (v) cause there to exist any redemption, prepayment or defeasance provisions default in respect of any such Indebtedness other than redemption, prepayment or defeasance provisions of the types set forth in the Parent Term Loan Documents, as in effect on the First Amendment Effective Date, (vi) provide any collateral for any such Indebtedness other than such collateral granted pursuant to the Parent Term Loan Documents, as in effect on the First Amendment Effective Date, or (vii) cause there to exist any other terms or provisions in respect of any such Indebtedness that are prohibited under any other provision of this Agreement.

                  (h) Without the prior written consent of the Required Lenders, amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Parent Additional High-Yield Debt, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High-Yield Debt, any Replacement Parent High-Yield Debt or any Parent Additional High-Yield Debt, if the effect thereof would be to (i) cause the average weighted life to maturity of such Indebtedness to occur prior to June 19, 2007,
         (ii) cause any scheduled installment of principal (including the final maturity date) in respect of such Indebtedness to be a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.7% per annum or (iv) cause the documents evidencing or governing any such Indebtedness to contain any terms that are prohibited under any other provision of this Agreement.

                  (i) Until the Discharge of Parent Term Debt, without the prior written consent of the Required Lenders, amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Parent Additional High-Yield Debt, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High Yield Debt, any Replacement Parent High-Yield Debt or any Parent Additional High-Yield Debt, in each case, if the effect thereof would be to increase the weighted average cash interest rate (including in the determination of the cash interest rate, without limitation, all fees (other than customary amendment or consent fees) and other cash payments paid or payable to the holders of the Existing Parent High-Yield Debt, the Replacement Parent High-Yield Debt and/or the Parent Additional High-Yield Debt) payable in


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         respect of such debt to greater than 12.0%; provided, however, that, notwithstanding any other provision to the contrary contained in this Agreement, for purposes of any calculation of the weighted average cash interest rate pursuant to this subsection (i), (i) the interest rates (including any applicable fees and other cash payments) payable in respect of any then outstanding Escrow Indebtedness shall be excluded and (ii) the interest rates (including any applicable fees and other cash payments) payable in respect of any then outstanding Replacement Parent High-Yield Debt and/or Replacement Parent Term Debt issued to refinance any Escrow Indebtedness shall be included.

         SUBPART 2.8 Amendments to Article VIII. Subsections (q), (s) and (t) of Article VIII of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                                 VIII. Defaults.

                  In each case of happening of any of the following events (each of which herein is sometimes called an "Event of Default"):

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                  (q)  for any reason, (i) the Borrower shall cease to own
         (directly or indirectly) all of the issued and outstanding capital stock of each of its Subsidiaries (other than the percentage of equity interests in South Plains DBS held by Persons other than the Borrower and its Subsidiaries on the Third Amendment Effective Date); (ii) the Parent shall cease to own all of the issued and outstanding shares of capital stock of the Borrower; (iii) Pegasus Communications Corporation shall cease to own (directly or indirectly) at least 51% (measured by voting power rather than number of shares) of all of the issued and outstanding shares of common stock (or other securities entitled to vote in ordinary circumstances and without regard to the happening of any contingency in the election of members of the board of directors) of the Parent; (iv) Pegasus Communications Corporation shall cease to retain the voting power (directly or indirectly) to elect a majority of the board of directors of the Parent; or (v) a "Change of Control" (as defined in the Subordinated Indenture, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PCC Exchange Indenture, the PCC 1997 Indenture, the PCC 1998 Indenture, the Golden Sky Exchange Indentures, the PSC 2001 Indenture, the Parent Term Loan Documents, the documentation for any Replacement Parent Term Debt, the documentation for any Replacement Parent High-Yield Debt, the documentation for any Permitted Parent Additional Term Debt or the documentation for any Parent Additional High-Yield Debt) shall occur;

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                  (s)  for any reason, Pegasus Communications Corporation or any of its Affiliates shall receive any (i) DBS Rights Litigation Proceeds and, for any reason, the full amount of such DBS Rights Litigation Proceeds shall not have been (A) paid directly to the Borrower or one or more of its Subsidiaries (other than the Special Purpose Subsidiary, the Letter-of-Credit Subsidiary or any Finance Subsidiary) by the adverse party to such litigation or (B) contributed as equity to the Borrower by the Parent immediately upon receipt by Pegasus Communications Corporation or such Affiliate, or (ii) Patent Litigation Proceeds and, for any reason, (A) such Patent Litigation Proceeds shall not have contributed to the Borrower as an equity contribution immediately upon receipt by Pegasus Communications Corporation or such Affiliate, in an aggregate amount equal to the lesser of (1) the amount of such Patent Litigation Proceeds received and (2) the amount of out-of-pocket legal fees and expenses incurred by the Borrower and its Subsidiaries or paid for by the Borrower and its Subsidiaries by means of Restricted Payments on or prior to such date in connection with the Patent Litigation, or (B) any portion of such Patent Litigation
         Proceeds is applied to repay all or any portion of the Parent Term
         Loans or any other Permitted Parent Term Debt;

                  (t) any borrowing of Parent Term Loans, or Replacement Parent Term Debt or Permitted Parent Additional Term Debt shall occur after the Third Amendment Effective Date unless no Default shall have occurred and be continuing or would result from such borrowing or the application of the proceeds thereof; or

         SUBPART 2.9 Amendments to Section 10.02. Section 10.02 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         Section 10.02  Delegation of Duties.

         The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

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         SUBPART 2.10  Amendments to Section 10.12.  Subsections (e) and (f) of
Section 10.12 of the Existing Credit Agreement are hereby amended in their entireties to read as follows and the following new subsection (g) is added to such Section 10.12 immediately following such revised subsections (e) and (f) thereof:

         Section 10.12.  Collateral and Guaranty Matters.

                  The Lenders irrevocably authorize the Agent, at its option and in its discretion,

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                  (e)  to enter into an intercreditor agreement with the agent and/or lenders under the New Revolving Credit Facility so long as such facility is permitted by the terms of this Agreement;

                  (f) enter into any amendments to any Security Document as the Agent shall deem reasonably necessary to give effect to the transfer of agency from the Resigning Agent to the Successor Agent in connection with the transactions contemplated by the Resignation and Assignment Agreement; and

                  (g) to enter into an amendment to the Intercreditor Agreement and/or a revised intercreditor agreement with the agent under Parent Term Loan Agreement or (B) an intercreditor agreement with the agent under the documentation for any Replacement Parent Term Debt or Permitted Parent Additional Term Debt, in each case so long as such facility and/or any amendment or modification thereto is permitted by the terms of this Agreement.

         SUBPART 2.11  Amendments to Article XIV.

         (A) Article XIV of the Existing Credit Agreement is hereby amended by inserting the following definitions where alphabetically appropriate:

         Borrower Collateral Account. The meaning given to such term in the Parent Pledge Agreement.

         Escrow Indebtedness. Any Indebtedness of the Parent to the extent that proceeds of any Replacement Parent High-Yield Debt and/or Replacement Parent Term Debt in an amount equal to the principal amount of such Indebtedness have been set aside for the redemption or repayment (within 90 days of the date of issuance of such Replacement Parent High-Yield Debt and/or Replacement Parent Term Debt, as applicable) of such Indebtedness pursuant to an escrow arrangement that is satisfactory to the Agent and that is permitted under the documents governing Permitted Parent Term Debt and the documents governing Permitted Parent High-Yield Debt; provided, however, that the term "Escrow Indebtedness" shall exclude any Indebtedness that is included in "Indebtedness" in calculations of the "Indebtedness to Adjusted Operating Cash Flow


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Ratio" (or any comparable ratio) in the documents governing Permitted Parent
High-Yield Debt.

         First Amendment. The First Amendment to Fourth Amendment and Restatement of Credit Agreement, dated as of February 5, 2004, by and among the Borrower, the Lenders party thereto and the Agent.

         First Amendment Effective Date. The meaning given to such term in the First Amendment.

         Parent Additional High-Yield Debt. Indebtedness of the Parent in the form of unsecured bonds or other securities issued by the Parent other than Existing Parent High-Yield Debt and other than Indebtedness that would constitute Replacement Parent High-Yield Debt if and to the extent that (i) the Borrower is permitted to pay dividends or distributions to the Parent for the purpose of financing regularly scheduled payments of interest on such Indebtedness under Section 5.04(b)(iii)(D) hereof and (ii) such Indebtedness complies with the requirements of subsections (h) and (i) of Section 7.13.

         Permitted Parent Additional Term Debt. Indebtedness of the Parent incurred under the Parent Term Loan Agreement (as amended, supplemented or otherwise modified and/or as replaced or restated in connection in connection with any refinancing, renewal, replace, defeasance, repurchase or refund of the Parent Term Loans or any Replacement Parent Term Debt) other than the Indebtedness currently outstanding under the Parent Term Loan Agreement and other than Indebtedness that would constitute Replacement Parent Term Debt.

         Revolver Intercreditor Agreement. The Intercreditor Agreement dated as of December 19, 2003, by and among the Agent and Madeleine L.L.C. (or any successor thereto), as administrative agent for the lenders under the New Revolving Credit Facility, as amended, restated, amended and restated, modified or supplemented from time to time.

         (B) The following definitions in Article XIV of the Existing Credit Agreement are hereby restated in their entirety as follows:

         Collateral Account Agreement. That certain Deposit Account Control Agreement, dated as of August 1, 2003, among the Agent, DBS Investors, Inc., as administrative agent under the Parent Term Loan Agreement, Deutsche Bank AG, New York branch, as depository bank and the Parent, as such Collateral Account Agreement may be amended, supplemented, modified or replaced to the extent permitted under Section 7.13(a).

         Discharge of Parent Term Debt. With respect to any provision of this Agreement, either (i) the repayment in full of the Parent Term Loans and all other Permitted Parent Term Debt, or (ii) the deletion of the corresponding provision (and each provision of the same or substantially similar effect, if any) in the Parent Term Loan Documents and the definitive documentation for any other relevant Permitted Parent Term Debt.

         Parent Term Loan Default. Any "Event of Default" as defined in the Parent Term Loan Agreement or the equivalent term in the documents relating to any other Permitted Parent Term Debt.

         PCC Leverage Ratio. The meaning given to the term "Indebtedness to Adjusted Operating Cash Flow Ratio" (as applied to indebtedness classified as having been incurred on the basis of such ratio) in the PCC 1998 Indenture, as in effect on the Fourth Amendment Effective Date, without giving effect to any amendment thereto after the Fourth Amendment Effective Date (unless the Required Lenders agree in writing, in their sole discretion, that any such amendment shall be given effect for purposes of this Agreement); provided, however, that, notwithstanding any other provision to the contrary contained in this Agreement, for purposes of any calculation of the PCC Leverage Ratio hereunder, (i) any then outstanding Escrow Indebtedness shall be excluded and (ii) any then outstanding Replacement Parent High-Yield Debt and/or Replacement Parent Term Debt issued to refinance any Escrow Indebtedness shall be included.

         PCC/PSC Weighted Interest Rate. The weighted average of the per annum interest rates payable in cash (as opposed to payable in kind) in respect of the Existing Parent High-Yield Debt, the Parent Term Loans, any Replacement Parent Term Debt, any Replacement Parent High-Yield Debt, any Permitted Parent Additional Term Debt and any Parent Additional High-Yield Debt, including in the determination of such interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof; provided, however, that, notwithstanding any other provision to the contrary contained in this Agreement, for purposes of any calculation of the PCC/PSC Weighted Interest Rate hereunder,
(i) the interest rates (including any applicable fees and other cash payments) payable in respect of any then outstanding Escrow Indebtedness shall be excluded and (ii) the interest rates (including any applicable fees and other cash payments) payable in respect of any then outstanding Replacement Parent High-Yield Debt and/or Replacement Parent Term Debt issued to refinance any Escrow Indebtedness shall be included.

         Permitted Parent High-Yield Debt. The Existing Parent High-Yield Debt and the Replacement Parent High-Yield Debt, in each case so long as the terms of such Existing Parent High-Yield Debt, the Replacement Parent High-Yield Debt and the Parent Additional High-Yield Debt do not, without the prior written consent of the Required Lenders (i) cause the average weighted life to maturity of such debt to be prior than June 19, 2007, (ii) cause any scheduled installment of principal (including, without limitation, the final maturity date) to a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.7% per annum, or (iv) make any other changes or modifications that are prohibited under any other provision of this Agreement.

         Permitted Parent Term Debt. (a) The Parent Term Loans, as in effect on the First Amendment Effective Date, (b) any Replacement Parent Term Debt, and
(c) Permitted Parent Additional Term Debt in an aggregate principal amount at any time outstanding (when taken together with the aggregate outstanding principal amounts of the Parent Term Loans and any Replacement Parent Term Debt) of up to the difference of (i) $650,000,000 minus (ii) the sum of (A) the outstanding principal amount of the Parent Term Loans plus (B) the outstanding principal amount of any Replacement Parent Term Debt plus (C) the aggregate outstanding principal amount of Total Funded Debt, so long as, in the case of each of clauses (a), (b) and (c) above, as applicable, the terms of such Permitted Parent Term Debt do not, without the prior written consent of the Required Lenders, (1) cause payments of interest in respect of any such Indebtedness to be payable more frequently than quarterly, (2) cause any scheduled installment of principal (including the final maturity date) in respect of any such Indebtedness to be made earlier than August 1, 2009, (3) cause the PCC/PSC Weighted Interest Rate to exceed 11.7% per annum, (4) provide any collateral for any such Indebtedness other than such collateral granted pursuant to the Parent Term Loan Documents, as in effect on the First Amendment Effective Date, or (5) cause there to exist any other terms or provisions in respect of any such Indebtedness that are prohibited under any other provision of this Agreement.

         PSC Collateral Account Agreement. That certain Deposit Account Control Agreement, dated as of August 1, 2003, among the Agent, DBS Investors, Inc., as administrative agent under the Parent Term Loan Agreement, PNC Bank, National Association, as depository bank, and the Parent, as such Collateral Account Agreement may be amended, supplemented, modified or replaced to the extent permitted under Section 7.13(a).

         Replacement Parent High-Yield Debt. (a) Any modification or amendment to any Existing Parent High-Yield Debt or to any Replacement Parent High-Yield Debt, (b) any Indebtedness issued in exchange for all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt and
(c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt (including any such Indebtedness the proceeds of which Indebtedness are being held in escrow pending application thereof to the redemption or repayment of Escrow Indebtedness as contemplated by the definition of "Escrow Indebtedness" set forth in this Article XIV).

         Replacement Parent Term Debt. (a) Any modification or amendment to the Parent Term Loans or to any Replacement Parent Term Debt, (b) any Indebtedness issued in exchange for all or any portion of the Parent Term Loans or any Replacement Parent Term Debt and (c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of the Parent Term Loans or any Replacement Parent Term Debt (including any such Indebtedness the proceeds of which Indebtedness are being held in escrow pending application thereof to the redemption or repayment of Escrow Indebtedness as contemplated by the definition of "Escrow Indebtedness" set forth in this Article XIV).

                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

         This Amendment shall be and become effective as of the date hereof (the "First Amendment Effective Date") when all of the conditions set forth in this
Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "First Amendment."

         SUBPART 3.1 Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower and the Required Lenders.

         SUBPART 3.2 Amendment Fee. For the account of each Lender approving this Amendment by 12:00 noon Charlotte, North Carolina time on February 5, 2004 (as evidenced by delivery of an executed signature page prior to such time), the Agent shall have received an amendment fee equal to 25 basis points on the amount equal to the sum of (i) the outstanding Initial Term Loans held by such Lender, plus (ii) the outstanding Incremental Term Loans held by such Lender, plus (iii) the outstanding Tranche D Term Loans held by such Lender.

         SUBPART 3.3 Acknowledgement and Consent. The Agent shall have received counterparts of the Joinder by Guarantors attached hereto as Schedule 3.3, duly executed on behalf of the Parent and each Subsidiary of the Borrower that is party to the Subsidiary Agreement.

         SUBPART 3.4. Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Agent or Banc of America Securities LLC (including the reasonable fees and expenses of the Agent's legal counsel), and all other fees and other amounts payable to the Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.


                                     PART 4
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (ii) the representations and warranties set forth in Article IV of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof, except to the extent they related specifically to an earlier specified date or are affected by transactions or events occurring after the Fourth Amendment Effective Date and permitted or not prohibited under the Amended Credit Agreement.

         SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Part 3 all references in the Existing Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.5 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.8 Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the fees and expenses of counsel to the Agent) in accordance with the terms of Section 13.02 of the Existing Credit Agreement.








         [The remainder of this page has been left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                PEGASUS MEDIA & COMMUNICATIONS, INC.


                                By:     /s/ Scott A. Blank
                                      ------------------------------------------
                                Name:   Scott A. Blank
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                BANK OF AMERICA, N.A., as Agent


                                By:     /s/ Laura T. Sweet
                                      ------------------------------------------
                                Name:   Laura T. Sweet
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------



                                BANK OF AMERICA, N.A., as a Lender


                                By:     /s/ Laura T. Sweet
                                      ------------------------------------------
                                Name:   Laura T. Sweet
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                AMMC CDO I, LIMITED

                                By:     American Money Management Corp.,
                                        as Collateral Manager


                                By:     /s/ David P. Meyer
                                      ------------------------------------------
                                Name:   David P. Meyer
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                AMMC CDO II, LIMITED

                                By:     American Money Management Corp.,
                                        as Collateral Manager


                                By:     /s/ David P. Meyer
                                      ------------------------------------------
                                Name:   David P. Meyer
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                APEX (TRIMARAN) CDO I, LTD.

                                By:      Trimaran Advisors, L.L.C.


                                By:     /s/ David M. Millison
                                      ------------------------------------------
                                Name:   David M. Millison
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------



                                ARCHIMEDES FUNDING III, LTD.

                                By:     ING Capital Advisors LLC,
                                        as Collateral Manager


                                By:     /s/ Peanie C. Wang
                                      ------------------------------------------
                                Name:   Peanie C. Wang
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                ENDURANCE CLO I, LTD.

                                c/o:    ING Capital Advisors LLC,
                                        as Collateral Manager


                                By:     /s/ Peanie C. Wang
                                      ------------------------------------------
                                Name:   Peanie C. Wang
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                SEQUILS-ING I (HBDGM), LTD.

                                By:     ING Capital Advisors LLC,
                                        as Collateral Manager


                                By:     /s/ Peanie C. Wang
                                      ------------------------------------------
                                Name:   Peanie C. Wang
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                BALLYROCK CDO I LIMITED

                                By:     BALLYROCK Investment Advisors LLC,
                                        as Collateral Manager


                                By:     /s/ Lisa Rymut
                                      ------------------------------------------
                                Name:   Lisa Rymut
                                      ------------------------------------------
                                Title:  Assistant Treasurer
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                BINGHAM CDO L.P.


                                By:     /s/ Kaitlin Trinh
                                      ------------------------------------------
                                Name:   Kaitlin Trinh
                                      ------------------------------------------
                                Title:  Fund Controller
                                      ------------------------------------------



                                CASTLE HILL I - INGOTS, LTD.,

                                By:     Sankaty Advisors, LLC as Collateral
                                        Manager


                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                CASTLE HILL II - INGOTS, LTD.,

                                By:     Sankaty Advisors, LLC as Collateral
                                        Manager


                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                CENTURION CDO II Ltd.

                                By:     American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                By:     /s/ Leanne Stavrakis
                                      ------------------------------------------
                                Name:   Leanne Stavrakis
                                      ------------------------------------------
                                Title:  Director - Operations
                                      ------------------------------------------



                                CENTURION CDO VI, Ltd.

                                By:      American Express Asset Management
                                         Group, Inc. as Collateral Manager


                                By:     /s/ Leanne Stavrakis
                                      ------------------------------------------
                                Name:   Leanne Stavrakis
                                      ------------------------------------------
                                Title:  Director - Operations
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                KZH ING-2 LLC

                                By:     American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                By:     /s/ Susan Lee
                                      ------------------------------------------
                                Name:   Susan Lee
                                      ------------------------------------------
                                Title:  Authorized Agent
                                      ------------------------------------------



                                KZH CYPRESSTREE-1 LLC

                                By:     American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                By:     /s/ Susan Lee
                                      ------------------------------------------
                                Name:   Susan Lee
                                      ------------------------------------------
                                Title:  Authorized Agent
                                      ------------------------------------------



                                KZH STERLING LLC

                                By:     American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                By:     /s/ Susan Lee
                                      ------------------------------------------
                                Name:   Susan Lee
                                      ------------------------------------------
                                Title:  Authorized Agent
                                      ------------------------------------------



                                EMERALD ORCHARD LIMITED


                                By:     /s/ Stacey Malek
                                      ------------------------------------------
                                Name:   Stacey Malek
                                      ------------------------------------------
                                Title:  Attorney In Fact
                                      ------------------------------------------



                                FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                                FLOATING RATE HIGH INCOME FUND


                                By:     /s/ John H. Costello
                                      ------------------------------------------
                                Name:   John H. Costello
                                      ------------------------------------------
                                Title:  Assistant Treasurer
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                FRANKLIN CLO II


                                By:     /s/ Richard Hsu
                                      ------------------------------------------
                                Name:   Richard Hsu
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                FRANKLIN FLOATING RATE TRUST


                                By:     /s/ Richard Hsu
                                      ------------------------------------------
                                Name:   Richard Hsu
                                      ------------------------------------------
                                Title:  Asst. Vice President
                                      ------------------------------------------



                                GLENEAGLES TRADING LLC


                                By:     /s/ Diana M. Himes
                                      ------------------------------------------
                                Name:   Diana M. Himes
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------



                                GREAT POINT CLO 1999-1 LTD.,

                                By:     Sankaty Advisors, LLC, as
                                        Collateral Manager


                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                1888 FUND, LTD.

                                By: Guggenheim Investment Management, LLC as Collateral Manager

                                By:     /s/ Kaitlin Trinh
                                      ------------------------------------------
                                Name:   Kaitlin Trinh
                                      ------------------------------------------
                                Title:  Fund Controller
                                      ------------------------------------------



                                CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM

                                By:     Highland Capital Management, L.P.
                                        as Authorized Representatives of
                                        the Board


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                RESTORATION FUNDING CLO, LTD.

                                By:     Highland Capital Management, L.P.
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                HIGHLAND LEGACY LIMITED

                                By:     Highland Capital Management, L.P.
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                INNER HARBOR CBO 2001-1 LTD.

                                By:     T. ROWE PRICE ASSOCIATES, INC., as
                                        Collateral Manager


                                By:     /s/ Darrell N. Braman
                                      ------------------------------------------
                                Name:   Darrell N. Braman
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                MAGMA CDO LTD.


                                By:     /s/ Kaitlin Trinh
                                      ------------------------------------------
                                Name:   Kaitlin Trinh
                                      ------------------------------------------
                                Title:  Fund Controller
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                ML CBO IV (CAYMAN), LTD.

                                By:     Highland Capital Management, L.P.
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                ORIX FINANCE CORP. I


                                By:     /s/ Christopher L. Smith
                                      ------------------------------------------
                                Name:   Christopher L. Smith
                                      ------------------------------------------
                                Title:  Authorized Representative
                                      ------------------------------------------



                                PAMCO CAYMAN, LTD.

                                By:     Highland Capital Management, L.P.
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                SAWGRASS TRADING LLC


                                By:     /s/ Diana M. Himes
                                      ------------------------------------------
                                Name:   Diana M. Himes
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------



                                SEQUILS - CENTURION V, LTD.

                                By:     American Express Asset Management
                                        Group, Inc., as Collateral Manager


                                By:     /s/ Leanne Stavrakis
                                      ------------------------------------------
                                Name:   Leanne Stavrakis
                                      ------------------------------------------
                                Title:  Director - Operations
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                STELLAR FUNDING, LTD.


                                By:     /s/ Kaitlin Trinh
                                      ------------------------------------------
                                Name:   Kaitlin Trinh
                                      ------------------------------------------
                                Title:  Fund Controller
                                      ------------------------------------------



                                TORONTO DOMINION (NEW YORK), INC.


                                By:     /s/ Stacey Malek
                                      ------------------------------------------
                                Name:   Stacey Malek
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------



                                LONGHORN CDO (CAYMAN) LTD

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                LONGHORN II CDO (CAYMAN) LTD

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                BANK LOAN INCOME PORTFOLIO

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                DEBT STRATEGIES FUND, INC.


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                INCOME STRATEGIES PORTFOLIO

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                MASTER SENIOR FLOATING RATE TRUST


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                MERRILL LYNCH PRIME RATE PORTFOLIO

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------



                                SENIOR HIGH INCOME PORTFOLIO, INC.


                                By:     /s/ Andrew C. Liggio
                                      ------------------------------------------
                                Name:   Andrew C. Liggio
                                      ------------------------------------------
                                Title:  Authorized Signatory
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                HIGHLAND LOAN FUNDING V, LTD.

                                By:     Highland Capital Management, L.P.,
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                STANFIELD CLO LTD.

                                By:     Stanfield Capital Partners LLC,
                                        as its Collateral Manager


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------



                                STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                By:     Stanfield Capital Partners LLC,
                                        as its Collateral Manager


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------



                                WINDSOR LOAN FUNDING, LIMITED

                                By:      Stanfield Capital Partners LLC,
                                         as its Investment Manager


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------



                                STANFIELD ARBITRAGE CDO, LTD.

                                By:     Stanfield Capital Partners LLC,
                                        as its Collateral Manager


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                STANFIELD QUATTRO CLO, LTD.

                                By:     Stanfield Capital Partners LLC,
                                        as its Collateral Manager


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------



                                SUNAMERICA SENIOR FLOATING RATE FUND INC.

                                By:     Stanfield Capital Partners LLC,
                                        as Subadvisor


                                By:     /s/ Christopher E. Jansen
                                      ------------------------------------------
                                Name:   Christopher E. Jansen
                                      ------------------------------------------
                                Title:  Managing Partner
                                      ------------------------------------------



                                PILGRIM CLO 1999 - 1 LTD.

                                By:     ING Investments, LLC,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                By:     ING Investments, LLC,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                By:      ING Investments, LLC,
                                         as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                By:     ING Investments, LLC,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                SEQUILS - PILGRIM I, LTD.

                                By:     ING Investments, LLC,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                ING PRIME RATE TRUST

                                By:     Aeltus Investment Management, Inc.,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                ING SENIOR INCOME FUND

                                By:     Aeltus Investment Management, Inc.,
                                        as its Investment Manager


                                By:     /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                Name:   Jeffrey A. Bakalar
                                      ------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------



                                SUNAMERICA LIFE INSURANCE COMPANY

                                By:     AIG Global Investment Corp.,
                                        its Investment Adviser


                                By:     /s/ Steven S. Oh
                                      ------------------------------------------
                                Name:   Steven S. Oh
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                ELF FUNDING TRUST I

                                By:     Highland Capital Management, L.P.,
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                BLUE SQUARE FUNDING LIMITED
                                SERIES 3

                                By:     /s/ Jennifer DiPasquale
                                      ------------------------------------------
                                Name:   Jennifer DiPasquale
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------



                                HIGHLAND OFFSHORE PARTNERS, L.P.

                                By:     Highland Capital Management, L.P.,
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                PAM CAPITAL FUNDING LP

                                By:     Highland Capital Management, L.P.,
                                        as Collateral Manager


                                By:     /s/ Todd Travers
                                      ------------------------------------------
                                Name:   Todd Travers
                                      ------------------------------------------
                                Title:  Senior Portfolio Manager
                                      ------------------------------------------



                                FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                By:     /s/ Richard Hsu
                                      ------------------------------------------
                                Name:   Richard Hsu
                                      ------------------------------------------
                                Title:  Asst. Vice President
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                FRANKLIN FLOATING RATE MASTER SERIES

                                By:     /s/ Richard Hsu
                                      ------------------------------------------
                                Name:   Richard Hsu
                                      ------------------------------------------
                                Title:  Asst. Vice President
                                      ------------------------------------------



                                Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD.

                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                HARBOUR TOWN FUNDING LLC

                                By:     /s/ Diana M. Himes
                                      ------------------------------------------
                                Name:   Diana M. Himes
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------



                                RACE POINT CLO, LIMITED

                                By:     Sankaty Advisors, LLC,
                                        as Collateral Manager


                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                AVERY POINT CLO, LTD.

                                By:     Sankaty Advisors, LLC,
                                        as Collateral Manager


                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                RACE POINT II CLO, LIMITED

                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                SANKATY HIGH YIELD PARTNERS III, L.P.

                                By:     /s/ Diane J. Exter
                                      ------------------------------------------
                                Name:   Diane J. Exter
                                      ------------------------------------------
                                Title:  Managing Director and Portfolio Manager
                                      ------------------------------------------



                                INTERNATIONAL PAPER RETIREMENT PLAN

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                THE CALIFORNIA ENDOWMENT

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                DAIMLER CHRYSLER CORPORATION MASTER RETIREMENT TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                DELTA MASTER TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                BILL & MELINDA GATES FOUNDATION

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                THE J. PAUL GETTY TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                IBM RETIREMENT PLAN

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                IOWA PUBLIC EMPLOYEES' RETIREMENT ASSOCIATION

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                MICROSOFT CORPORATION

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                OCM HIGH YIELD FUND II, L.P.

                                By:     Oaktree Capital Management, LLC,
                                        as General Partner


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                OCM HIGH YIELD LIMITED PARTNERSHIP

                                By:     Oaktree Capital Management, LLC,
                                        as General Partner


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                OCM HIGH YIELD TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                PACIFIC GAS AND ELECTRIC COMPANY RETIREMENT
                                PLAN MASTER TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                QWEST PENSION TRUST

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                SAN DIEGO COUNTY EMPLOYEES' RETIREMENT SYSTEM

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                                STATE TEACHERS RETIREMENT BOARD OF OHIO

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------



                                TRIPAN PARTNERSHIP

                                By:     Oaktree Capital Management, LLC,
                                        as Investment Manager


                                By:     /s/ Desmund Shirazi
                                      ------------------------------------------
                                Name:   Desmund Shirazi
                                      ------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------


                                By:     /s/ Lisa Arakaki
                                      ------------------------------------------
                                Name:   Lisa Arakaki
                                      ------------------------------------------
                                Title:  Vice President, Legal
                                      ------------------------------------------


                                A3 FUNDING LP

                                By:     A3 Fund Management LLC,
                                        its General Partner


                                By:     /s/ Alexander J. Ornstein
                                      ------------------------------------------
                                Name:   Alexander J. Ornstein
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------

                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                               ABLECO FINANCE LLC

                               By:     /s/ Alexander J. Ornstein
                                     ------------------------------------------
                               Name:   Alexander J. Ornstein
                                     ------------------------------------------
                               Title:  Vice President
                                     ------------------------------------------



                               FIR TREE RECOVERY MASTER FUND, LP

                               By:     /s/ Scott Henkin
                                     ------------------------------------------
                               Name:   Scott Henkin
                                     ------------------------------------------
                               Title:  Director
                                     ------------------------------------------



                               FIR TREE VALUE PARTNERS, LDC

                               By:     /s/ Scott Henkin
                                     ------------------------------------------
                               Name:   Scott Henkin
                                     ------------------------------------------
                               Title:  Director
                                     ------------------------------------------

                               TRS ELARA LLC

                               By:     /s/ Deborah O'Keeffe
                                     ------------------------------------------
                               Name:   Deborah O'Keeffe
                                     ------------------------------------------
                               Title:  Vice President
                                     ------------------------------------------



                               T. ROWE PRICE HIGH YIELD FUND, INC.

                               By:     /s/ Darrell N. Braman
                                     ------------------------------------------
                               Name:   Darrell N. Braman
                                     ------------------------------------------
                               Title:  Vice President
                                     ------------------------------------------



                               T. ROWE PRICE INSTITUTIONAL HIGH YIELD FUND, INC.

                               By:     /s/ Darrell N. Braman
                                     ------------------------------------------
                               Name:   Darrell N. Braman
                                     ------------------------------------------
                               Title:  Vice President
                                     ------------------------------------------



                               WELLS CAPITAL MANAGEMENT

                               By:     /s/ Peta Swidler
                                     ------------------------------------------
                               Name:   Peta Swidler
                                     ------------------------------------------
                               Title:  SVP
                                     ------------------------------------------



                               WELLS FARGO BANK, NATIONAL ASSOCIATION

                               By:     /s/ Peta Swidler
                                     ------------------------------------------
                               Name:   Peta Swidler
                                     ------------------------------------------
                               Title:  SVP
                                     ------------------------------------------

                                    Joinder by Guarantors to First Amendment to
                           Fourth Amendment and Restatement of Credit Agreement
                                           Pegasus Media & Communications, Inc.
                                                                  February 2004

                             Canyon Capital Advisors
                            9665 Wilshire Blvd., #200
                             Beverly Hills, CA 90212


                         PROPORTIONATE VOTING PROVISION


The undersigned, Canpartners Investments IV, LLC ("Canyon"), is a Lender to Pegasus Media & Communications, Inc., dated as of February 5, 2004 (the "Credit Agreement"). Canyon's approval of a proposed First Amendment to Fourth Amendment and Restatement of Credit Agreement has been requested pursuant to the terms of the Credit Agreement. The First Amendment to Fourth Amendment and Restatement of Credit Agreement must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the First Amendment to Fourth Amendment and Restatement of Credit Agreement in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the First Amendment to Fourth Amendment and Restatement of Credit Agreement (without counting failure to vote or abstentions).


                                CANPARTNERS INVESTMENTS IV, LLC,
                                a California limited liability company


                                By:     /s/ R. Christian B. Evensen
                                      ------------------------------------------
                                Name:   R. Christian B. Evensen
                                      ------------------------------------------
                                Title:  Authorized Member
                                      ------------------------------------------


                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

                              JOINDER BY GUARANTORS

         Each of the undersigned Parent and Subsidiaries of Pegasus Media & Communications, Inc. (collectively, the "Guarantors") acknowledges that it has reviewed the terms and provisions of the foregoing First Amendment to Fourth Amendment and Restatement of Credit Agreement to which this Joinder is attached (the "Amendment") and hereby (a) jointly and severally joins in the execution of the Amendment to confirm its respective consent to the amendments to the Credit Agreement effected pursuant to this Amendment and all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith, (b) jointly and severally reaffirms and ratifies its guaranty of the Obligations pursuant to the Parent Guaranty or the Subsidiary Agreement, as applicable, and (c) jointly and severally reaffirms and ratifies all agreements set forth in such Security Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guarantee and secure any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are now set forth in such Security Documents.



         [The remainder of this page has been left blank intentionally.]



                                     Joinder by Guarantors to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

PEGASUS SATELLITE COMMUNICATIONS, INC.
PEGASUS BROADCAST TOWERS, INC.
PEGASUS BROADCAST TELEVISION, INC.
WOLF LICENSE CORP.
WDSI LICENSE CORP.
WILF, INC.
BRIDE COMMUNICATIONS, INC.
HMW, INC.
PORTLAND BROADCASTING, INC.
B.T. SATELLITE, INC.
TELECAST OF FLORIDA, INC.
WTLH LICENSE CORP.
PST HOLDINGS, INC.
PEGASUS SATELLITE TELEVISION, INC.
CARR RURAL TV, INC.
PEGASUS SATELLITE TELEVISION OF ILLINOIS, INC.
GOLDEN SKY HOLDINGS, INC.
GOLDEN SKY DBS, INC.
GOLDEN SKY SYSTEMS, INC.
ARGOS SUPPORT SERVICES COMPANY
DBS TELE-VENTURE INC.
PRIMEWATCH, INC.
HENRY COUNTY MRTV, INC.



By:      /s/ Scott A. Blank
   ------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President





                                            Signature Page to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004

PEGASUS BROADCAST ASSOCIATES, L.P.

By: WILF, INC.,
    as General Partner



By:      /s/ Scott A. Blank
   ------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President



DTS MANAGEMENT, LLC

By: PEGASUS SATELLITE TELEVISION, INC.,
    as sole member



By:      /s/ Scott A. Blank
   ------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President



DIGITAL TELEVISION SERVICES OF INDIANA, LLC

By: DTS MANAGEMENT, LLC,
    as sole member

By: PEGASUS SATELLITE TELEVISION, INC.,
    as sole member



By:      /s/ Scott A. Blank
   ------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President



                                            Signature Page to First Amendment to
                            Fourth Amendment and Restatement of Credit Agreement
                                            Pegasus Media & Communications, Inc.
                                                                   February 2004